Certification of CEO and CFO Pursuant to 18 U.S.C Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report on Form 10-Q of Autoliv, Inc. (the "Company") for the period ended June 30, 2006, filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lars Westerberg, as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in this Report.

By: /s/ Lars Westerberg
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Name: Lars Westerberg
Title: President and Chief Executive Officer
Date: July 28, 2006

In connection with the quarterly report on Form 10-Q of Autoliv, Inc. (the "Company") for the period ended June 30, 2006, filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Magnus Linquist, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in this Report.

By: /s/ Magnus Lindquist
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Name: Magnus Lindquist
Title: Vice President and Chief Financial Officer
Date: July 28, 2006

This certification accompanies the Report pursuant to § 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.